SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No.  )

X          Filed by the Registrant

           Filed by a Party other than the Registrant

Check the appropriate box:

X   Preliminary Proxy Statement
    Confidential, for Use of Commission Only (as permitted by rule 14a-6(e)(2)) Definitive Proxy Statement
    Definitive Additional Materials
    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                       Britton & Koontz Capital Corporation
    ________________________________________________________________________
                 (Name of Registrant As Specified In Its Charter

    ________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

X          No fee required

           Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          1) Title of each class of securities to which transactions applies:
             _______________________________________________________________

          2) Aggregate number of securities to which transaction applies:
             _______________________________________________________________

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
             _______________________________________________________________
          4) Proposed maximum aggregate value of transaction:
             _______________________________________________________________

          5) Total Fee paid:________________________________________________

           Fee paid previously with preliminary materials.

       Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1) Amount Previously Paid:________________________________________

          2) Form, Schedule or Registration Statement No:___________________

          3) Filing Party:__________________________________________________

          4) Date Filed:____________________________________________________

                    BRITTON & KOONTZ CAPITAL CORPORATION

                               500 Main Street
                         Natchez, Mississippi  39120

                               March 3, 1997


Dear Fellow Shareholder:

           On behalf of the Board of Directors, we cordially invite you to attend the 1997 Annual Meeting of shareholders of Britton & Koontz
Capital Corporation. The Annual Meeting will be held beginning at 3:30 p.m., local time, on Thursday, March 27, 1997, on the second floor of the Main Office of Britton & Koontz First National Bank, 500 Main
Street, Natchez, Mississippi 39120. The formal notice of the Annual Meeting appears on the next page.

           Enclosed is our Proxy Statement for the 1997 Annual Meeting in which we seek your support for the election of directors. In addition, the Board of Directors has recommended for your approval an increase in the number of authorized shares of the Company's common stock and a four-for-one stock split.

           As you may know, on October 17, 1996, the Company listed its common stock on the Nasdaq Small Cap Market. Since being listed on the Small Cap Market, the trading price of the stock has risen significantly. However, the current price of the Company's common stock may make it unattractive or otherwise unaffordable in round lots (100 shares) for many investors. Your Board of Directors believes that the proposed stock split will place the stock price in a range more attractive to both individual and institutional investors, and, perhaps, result in an even broader market for the Company's shares. An increase in the Company's number of authorized shares of common stock is required to accommodate the proposed stock split. For these reasons, the Board of Directors approved the increase in the number of authorized shares of common stock and the stock split and now submits them to you for your approval.

           The enclosed Notice and Proxy Statement contain detailed information about the business to come before the meeting. We urge you to review the Proxy Statement and each of the proposals contained therein carefully. Regardless of the number of shares you own, it is important that your shares be represented and voted at the meeting. Please take a moment now to sign, date and mail the enclosed proxy card in the postage prepaid envelope. Your Board of Directors recommends a vote "FOR" each proposal.

           We are gratified by our shareholders' continued interest in Britton & Koontz and pleased that in the past so many of you have voted your shares. We hope that you will continue to do so and again urge you to return your proxy card as soon as possible.


                            Sincerely,


W. J. Feltus, III                          W. Page Ogden
Chairman of the Board                      President and Chief Executive Officer

                     BRITTON & KOONTZ CAPITAL CORPORATION

                                500 Main Street
                          Natchez, Mississippi  39120
                                  ___________

                   Notice of Annual Meeting of Shareholders
                    to be held on Thursday, March 27, 1997
                                  ___________

           Notice is hereby given that the annual meeting of shareholders of Britton & Koontz Capital Corporation (the "Company"), will be held beginning at 3:30 p.m. local time, on Thursday, March 27, 1997, on the second floor of the Main Office of Britton & Koontz First National Bank (the "Bank"), 500 Main Street, Natchez, Mississippi 39120:

           (1)        To elect five directors whose terms expire in 1997
                      ("Class I Directors"), to serve three year terms until the 2000 annual meeting of shareholders and until their successors are elected and qualified.

           (2) To approve an amendment to Article FOURTH of the Company's Articles of Incorporation to increase the number of authorized shares, and decrease the par value, of the Company's common stock from 3,000,000 shares, par value $10.00 per share, to 12,000,000 shares, par value $2.50 per share, and to effect a split of the issued common stock of the Company by changing each issued share of common stock, par value $10.00 per share, into four shares of common stock, par value $2.50 per share.

           (3) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

           The Board of Directors has fixed the close of business on Wednesday, February 19, 1997 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting.

           Your attention is directed to, and you are encouraged to carefully read, the Proxy Statement accompanying this Notice of Annual Meeting for a more complete description of the proposals to be presented and acted upon at the meeting.

           The Board of Directors has unanimously approved all of the foregoing proposals and recommends that the shareholders vote
"FOR" each of the proposals. Proxies solicited by the Company will be voted "FOR" each of the proposals unless a vote against, or an abstention from, one or more of the proposals is specifically indicated on the proxy card.

           All shareholders are cordially invited to attend the meeting in person. Regardless of whether you plan to attend the meeting, however, please sign and date the enclosed proxy card and return it in the envelope provided as promptly as possible. A proxy may be revoked at any time before it is voted at the meeting.


                                      By Order of the Board of Directors



                                      Albert W. Metcalfe, Secretary
Natchez, Mississippi
March 3, 1997

                  BRITTON & KOONTZ CAPITAL CORPORATION

                            PROXY STATEMENT


                    ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD MARCH 27, 1997

           This proxy statement (the "Proxy Statement") is furnished to the shareholders of Britton & Koontz Capital Corporation (the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company (the "Board of Directors" or the "Board"), for use at the annual meeting of shareholders (the "Annual Meeting") to be held at 3:30 p.m., local time, on Thursday, March 27, 1997, on the second floor of the Main Office of Britton & Koontz First National Bank (the "Bank"), 500 Main Street, Natchez, Mississippi 39120, and any adjournments or postponements thereof.

           The mailing address of the Company's principal executive offices are located at 500 Main Street, Natchez, Mississippi 39120, and its telephone number is (601) 445-5576.

           This Proxy Statement, the attached proxy card and the Notice of Annual Meeting were mailed to all shareholders entitled to vote at the Annual Meeting on or about March 3, 1997. The Company's annual report to shareholders for the fiscal year ended December 31, 1996 accompanies this Proxy Statement.

           The purposes of the Annual Meeting are to:

           (1) Elect five directors whose terms expire in 1997 ("Class I Directors"), to serve three year terms until the 2000 annual meeting and until their successors are elected and qualified.

           (2) Approve an amendment to Article FOURTH of the Company's Articles of Incorporation to increase the number of authorized shares, and decrease the par value, of the Company's common stock from 3,000,000 shares, par value $10.00 per share, to 12,000,000 shares, par value $2.50 per share, and to effect a split of the issued common stock of the Company by changing each issued share of common stock, par value $10.00 per share, into four shares of common stock, par value $2.50 per share.

           (3) Transact such other business as may properly come before the Annual Meeting or any adjournment thereof (the proposals set forth in clauses (1) and (2) above are referred to as the "Proposals").

           The Board of Directors has fixed the close of business on Wednesday, February 19, 1997 as the record date (the "Record
Date") for the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, there were 441,072 shares of the Company's common stock, par value $10.00 per share (the "Common Stock"), issued and outstanding. The
Company has no other outstanding class of securities.

Proxy Procedure

           The Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the Proposals. When a proxy card is returned properly signed and dated by a shareholder, the shares represented thereby will be voted in accordance with the instructions on the proxy card. A shareholder may revoke his or her proxy at any time before it is voted by attending the Annual Meeting and voting in person, or by delivering to the Company's Corporate Secretary at the Company's principal executive offices referred to above a written notice of revocation or a duly executed proxy bearing a date later than that of the previously submitted proxy.

           If a shareholder returns a properly signed and dated proxy card but does not mark the boxes located on the card, the shares represented by that proxy card will be voted "FOR" each of the Proposals. Otherwise, the signed proxy card will be voted as indicated on the card. The proxy card also gives the individuals named as proxies discretionary authority to vote the shares represented on any other matter that is properly presented for action at the Annual Meeting. If a shareholder neither returns a signed proxy card nor attends the Annual Meeting and votes in person, his or her shares will not be voted.

Voting Procedures

           A majority of the votes entitled to be cast at the Annual Meeting constitutes a quorum. A share, once represented for any purpose at the Annual Meeting, is deemed present for purposes of determining a quorum for the remainder of the Annual Meeting and for any adjournment of the Annual Meeting, unless a new record date is set for the adjourned meeting. This is true even if the holder of the share abstains from voting with respect to any matter brought before the Annual Meeting.

           Shareholders will be entitled to one vote for each share held, which may be given in person or by proxy authorized in writing, except that shareholders may cumulate their votes in the election of directors. Cumulative voting entitles a shareholder to give one candidate a number of votes equal to the number of directors to be elected, multiplied by the number of shares held by that shareholder, or to distribute the total votes, computed on the same principle, among as many candidates as the shareholder chooses. For example, if the number of directors to be elected is five, a shareholder owning ten shares may cast ten votes for each of five nominees, cast fifty votes for one nominee, or allocate the fifty votes among the several nominees in any manner. The candidates receiving the highest number of votes cast, up to the number of directors to be elected, shall be elected. There are no conditions precedent to a shareholder exercising cumulative rights.

           With respect to the other Proposal and to any other matter to properly come before the Annual Meeting, such Proposal or other matters will be approved if the votes cast favoring the Proposal or other matter exceed the votes cast opposing the Proposal or other matter, unless the Company's Articles of Incorporation or Mississippi law require a greater number of affirmative votes. There is no such greater voting requirement with respect to the articles amendment/stock split proposal. "Abstentions" and "broker non-votes" are counted only for purposes of determining whether a quorum is present at the meeting.

Cost of Solicitation

           The cost of solicitation of proxies will be borne by the Company, including expenses incurred in connection with preparing and mailing the Proxy Statement. The initial solicitation will be by mail. The Company has retained American Stock
Transfer & Trust Company ("American Stock") to assist in the solicitation of proxies from brokers and nominees of shareholders for the Annual Meeting. The Company estimates that American
Stock's fees and expenses will not exceed $1,000, plus out-of-pocket costs and expenses. Thereafter, proxies may be solicited by directors, officers, and regular employees of the Company, by means of mail, telephone or personal contact, but without additional compensation therefor. The Company also will, in accordance with the regulations of the Securities and Exchange Commission (the "Commission"), reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable expenses in forwarding solicitation material to such beneficial owners.

                          PROPOSAL NUMBER I

                        ELECTION OF DIRECTORS

           The Board of Directors of the Company is divided into three classes - Class I, Class II and Class III - each consisting of five directors, with the members of each class elected for three year terms. The terms of the present Class I Directors expire at the Annual Meeting. The terms of the Class II Directors will expire at the 1998 annual meeting and the terms of the Class III Directors will expire at the 1999 annual meeting. The Company's directors also serve as directors of the Bank.

           The Board has nominated James J. Cole, A. J. Ferguson,
W. Page Ogden, Bethany L. Overton and Robert R. Punches for election as Class I Directors and, if elected, they shall serve until the 2000 annual meeting or until their successors are duly elected and qualified. All five of the director nominees are currently directors of the Company.

           Unless authority is expressly withheld on the proxy card, the proxy holders will vote the proxies received by them for the five nominees for Class I Director listed above, while reserving the right, however, to cumulate their votes and distribute them among the nominees, in their discretion. If, for any reason, one or more of the nominees named above should not be available as a candidate for director, an event that the Board of Directors does not anticipate, the proxy holders will vote for such other candidate or candidates as may be nominated by the Board of Directors and discretionary authority to do so is included in the proxy card. If shareholders attending the Annual Meeting cumulate their votes such that all of the nominees named above cannot be elected, then the proxy holders will cumulate votes to elect as many of the nominees named above as possible.

           The following table provides certain information about the nominees and the other present directors of the Company. The information in the table has been furnished to the Company by the individuals listed therein.

           The Board of Directors recommends a vote "FOR" the election of all the nominees.

                     NOMINEES (CLASS I DIRECTORS)


                                                                  Business Experience
                                                    Director        During Past Five
Name and Address           Age                       Since               Years
________________           ___                      ________      ___________________

James J. Cole(1)
136 Auburn Avenue
Natchez, MS  39120         56                         1993        Mr. Cole is Executive Vice
                                                                  President of the Bank in charge
                                                                  of mortgage lending.  For more
                                                                  than five years prior thereto,
                                                                  Mr. Cole was a Director and
                                                                  the President of Natchez First
                                                                  Federal Savings Bank
                                                                  ("Natchez First Federal"),
                                                                  which was acquired by the
                                                                  Company and merged into the
                                                                  Bank in July of 1993.

A. J. Ferguson
293 Highland Road
Natchez, MS  39120         61                         1982        Mr. Ferguson is a self-
                                                                  employed consulting geologist.
                                                                  He also owns Mini-Storage
                                                                  Rentals, a storage facility rental
                                                                  company, and is a Director of
                                                                  Energy Drilling Co., an oil
                                                                  drilling company, and the
                                                                  Secretary of Highland Corp.,
                                                                  a land-lease company.

W. Page Ogden (1)
100 Old Plantation Road
Natchez, MS  39120         49                         1989        Mr. Ogden is the President and
                                                                  Chief Executive Officer of the
                                                                  Company and the Bank.
Bethany L. Overton
117 Dana Road
Natchez, MS  39120         59                         1988        Mrs. Overton is the President
                                                                  and a Director of Oilwell
                                                                  Acquisition Company, Inc., an
                                                                  oil exploration and operating
                                                                  company.  See "Indebtedness of
                                                                  Related Parties," below.  Mrs.
                                                                  Overton is also a partner in
                                                                  Access Travel, a travel agency,
                                                                  and the President of Lambdin-
                                                                  Bisland Realty Co., a real estate
                                                                  company.



                                                                  Business Experience
                                                    Director        During Past Five
Name and Address           Age                       Since               Years
________________           ___                      ________      ___________________


Robert R. Punches
P. O. Box 754
Natchez, MS  39121         47                         1984        Mr. Punches is a partner in the
                                                                  Natchez law firm of Gwin,
                                                                  Lewis & Punches, which serves
                                                                  as general counsel to the
                                                                  Company and the Bank.  He is
                                                                  also a partner in Foster Mound
                                                                  Investments, a timber cutting
                                                                  company.




         CONTINUING DIRECTORS (CLASS II AND III DIRECTORS)



                                                                 Business Experience
                                   Director   Term                  During Past Five
Name and Address           Age     Since     Expires                     Years
________________           ___     ________  _______             ___________________

W. W. Allen, Jr.
101 N. Meadow Road
Natchez, MS  39120
(Class II)                 45        1988     1998               Mr. Allen is President of Allen
                                                                 Petroleum Services, Inc., an oil
                                                                 and gas exploration and
                                                                 petroleum land services
                                                                 company.  Mr. Allen is also a
                                                                 partner in Trinity Plantation
                                                                 Partners and Foster Mound
                                                                 Investments, both of which are
                                                                 timber cutting companies.

Craig A. Bradford, DMD
74 Foster Mound Road
Natchez, MS  39120
(Class II)                 41        1988     1998               Dr. Bradford is a dentist
                                                                 engaged primarily in pediatric
                                                                 dentistry.  He is also a partner
                                                                 in Trinity Plantation Partners
                                                                 and Foster Mound Investments,
                                                                 both of which are timber
                                                                 cutting companies.

Wilton R. Dale
9 Adam Circle
Natchez, MS  39120
(Class III)                70        1983     1999               Mr. Dale is a petroleum
                                                                 geologist.  He is a co-owner of
                                                                 Dale Exploration Company, an
                                                                 oil and gas exploration
                                                                 company, and an officer and
                                                                 partner in various other oil and
                                                                 gas ventures, including Energy
                                                                 Drilling Co., DGF Investment
                                                                 Co., and WRD, Inc.




                                                                  Business Experience
                                   Director   Term                   During Past Five
Name and Address           Age     Since     Expires                      Years
________________           ___     ________  _______              ___________________

W. J. Feltus, III(1)
200 D'Evereaux Drive
Natchez, MS  39120
(Class II)                 67        1982     1998                Mr. Feltus is Chairman of the
                                                                  Board of the Company and of
                                                                  the Bank.  He also serves as
                                                                  President of Feltus Brothers,
                                                                  Ltd. and Somerset Ltd., both of
                                                                  which are real estate
                                                                  management companies.

Charles W. Herold, Jr.(2)
110 Mansfield Drive
Natchez, MS  39120
(Class III)                68        1982     1999                Mr. Herold is President of
                                                                  Herold & Miller, Inc., a
                                                                  manufacturer and distributor of
                                                                  various foodstuffs.  He also
                                                                  serves as the Managing Partner
                                                                  of the Herold & Miller Real
                                                                  Estate Partnership Trust and as
                                                                  President of Lonnie Lewis
                                                                  Investment Company Inc., both
                                                                  of which are real estate
                                                                  development companies.

C. H. Kaiser, Jr.(1)
202 Dana Road
Natchez, MS  39120
(Class III)                68        1982     1999                Mr. Kaiser is Vice Chairman
                                                                  of the Board of both the
                                                                  Company and the Bank.  He
                                                                  has been an owner of Jordan,
                                                                  Kaiser & Sessions, LLC, an
                                                                  engineering and surveying
                                                                  consulting firm, since 1955.

Donald E. Killelea, M.D.(2)
510 South Union Street
Natchez, MS  39120
(Class II)                 70        1982     1998                Dr. Killelea practices pediatric
                                                                  medicine.  He is President of
                                                                  the Children's Clinic of
                                                                  Natchez, P.A. and of Medical
                                                                  Associates Corporation.



                                                                  Business Experience
                                   Director   Term                   During Past Five
Name and Address           Age     Since     Expires                      Years
________________           ___     ________  _______              ___________________


Bazile R. Lanneau, Jr.(1)
750 Highway 61 South
Natchez, MS  39120
(Class III)                44        1989     1999                Mr. Lanneau, Jr. is Vice
                                                                  President, Assistant Secretary,
                                                                  Chief Financial and Accounting
                                                                  Officer, and Treasurer of the
                                                                  Company and Executive Vice
                                                                  President, Assistant Secretary,
                                                                  Chief Financial Officer,
                                                                  Treasurer and Trust Officer of
                                                                  the Bank.  Mr. Lanneau, Jr. is
                                                                  President of InterBank Systems,
                                                                  Inc., a computer software
                                                                  company, and a licensed
                                                                  insurance agent.  See "Certain
                                                                  Relationships and Related
                                                                  Transactions," below.

Bazile R. Lanneau, Sr.
750 Highway 61 South
Natchez, MS  39120
(Class II)                 69        1993     1998                Mr. Lanneau, Sr. is the owner
                                                                  of Bazile R. Lanneau
                                                                  Insurance, a life insurance
                                                                  agency.  See "Certain
                                                                  Relationships and Related
                                                                  Transactions," below.
                                                                  Previously, Mr. Lanneau, Sr.
                                                                  was the Chairman of the Board
                                                                  of Natchez First Federal, which
                                                                  was purchased by the Company
                                                                  and merged into the Bank in
                                                                  July of 1993.

Albert W. Metcalfe(1)(2)
305 S. Broadway
Natchez, MS  39120
(Class III)                64        1988     1999                Mr. Metcalfe is Secretary of
                                                                  the Board of both the Company
                                                                  and the Bank.  He is the
                                                                  President of Jordan Auto
                                                                  Company, Inc., an automobile
                                                                  dealership.





(1)  Member of Executive Committee
(2)  Member of Audit Committee

Meetings and Committees of the Board of Directors

           The Board meets monthly, generally in joint session with the Board of Directors of the Bank. During the fiscal year ended
December 31, 1996, the Board met twelve times. Each such meeting was a regular meeting. Each director attended at least
75% of all meetings held by the Board and the committees on which he or she served.

           The Board has established jointly with the Bank, various committees, including the Executive Committee, the Audit
Committee, the Trust Investment Committee, the Asset/Liability Management Committee, the ESOP Administrative Committee, and the Directors Loan Committee. These committees generally meet monthly and at call, except that the Trust Investment Committee meets quarterly and at call, and the Directors Loan Committee meets weekly and at call. The reports and minutes of the committees are received and considered by the Board at its regular meetings.

           The Board has not established either a compensation or a nominating committee; however, the Executive Committee generally performs the functions of a compensation committee. Messrs. Cole, Feltus (Chairman), Kaiser, Lanneau, Jr., Metcalfe and Ogden are members of the Executive Committee, which, among other things, (i) approves remuneration arrangements for executive officers of the Company, (ii) reviews compensation plans relating to executive officers and Directors, (iii) determines other benefits under the Company's compensation plans, and (iv) performs general reviews of the Company's employee compensation policies. The full Executive Committee, including those members who also serve as executive officers of the Company and the Bank, makes recommendations to the Board regarding salaries for and other compensation (including grants of stock options) to executive officers. Directors who also serve as executive officers of the Company and the Bank do not, however, participate in any Board determination regarding salaries for and other compensation to executive officers. During 1996, the Executive Committee held twelve meetings.

           Messrs. Herold and Metcalfe (Chairman) and Dr. Killelea are members of the Audit Committee. None of the members of the Audit Committee are employees of either the Company or Bank. This committee is responsible for the engagement of independent auditors, review of audit fees, supervision of matters relating to audit functions, review and establishment of internal policies and procedures regarding audits, accounting and other financial controls, and review of related party transactions. During 1996, the Audit Committee held seven meetings.

Compensation of Directors

           Each director receives a retainer of $450 per month for service on the Company's Board of Directors. Directors who are not employees of either the Company or the Bank receive up to an additional $200 per month for each committee on which they serve. Finally, the Chairman, Vice-Chairman and Secretary of the Board receive an additional $750, $500 and $300 per month, respectively, for serving in those capacities.

Stock Ownership of Directors, Officers and Principal Shareholders

           The following table shows, as of the Record Date, the number of shares of the Company's Common Stock beneficially owned by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding Common Stock, (ii) all directors and nominees, (iii) all executive officers whose total annual salary and bonus exceed $100,000, and
(iv) all directors and executive officers as a group. Unless otherwise noted, the named persons have sole voting and investment power with respect to the shares indicated (subject to any applicable community property laws).



                                                   Number of Shares
                                                   Beneficially       Percentage
Name                                               Owned(1)           Ownership(2)
____                                               ________________   _____________

Britton & Koontz First
National Bank Employee Stock
Ownership Plan (the "ESOP") . . .. . . . . . . . . 53,584             12.15%
Britton & Koontz First
National Bank, Trustee
500 Main Street
Natchez, MS  39120

Bazile R. Lanneau, Sr.(3). . . . . . . . . . . . . 29,433              6.67%
W. W. Allen, Jr.(4). . . . . . . . . . . . . . . .  1,046                 *%
Craig A. Bradford, DMD(5). . . . . . . . . . . . .  3,851                 *%
James J. Cole(6) . . . . . . . . . . . . . . . . .  2,178                 *%
Wilton R. Dale(7). . . . . . . . . . . . . . . . . 17,673              4.01%
W. J. Feltus, III(8) . . . . . . . . . . . . . . .  5,807              1.32%
A. J. Ferguson . . . . . . . . . . . . . . . . . .  2,720                 *%
Charles W. Herold, Jr.(9). . . . . . . . . . . . .  1,890                 *%
C. H. Kaiser, Jr.(10). . . . . . . . . . . . . . .  5,821              1.32%
Donald E. Killelea, MD . . . . . . . . . . . . . .  2,326                 *%
Bazile R. Lanneau, Jr.(11)(12) . . . . . . . . . . 20,664              4.68%
Albert W. Metcalfe(12)(13) . . . . . . . . . . . . 19,669              4.46%
W. Page Ogden(14). . . . . . . . . . . . . . . . . 10,481              2.38%
Bethany L. Overton . . . . . . . . . . . . . . . .  1,062                 *%
Robert R. Punches. . . . . . . . . . . . . . . . .  3,675                 *%

Directors and executive officers as a group
  (15 persons)(15) . . . . . . . . . . . . . . . .171,425             38.87%



*  Less than one percent.

(1) Includes shares as to which such person, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares voting power and/or investment power as these terms are defined in Rule 13d-3(a) of the Securities Exchange Act of 1934.

(2)        Based upon 441,072 shares of Common Stock outstanding

(3) Of the shares shown, Mr. Lanneau, Sr. disclaims beneficial ownership of the 18,532 shares owned or controlled by his wife. Mr. Lanneau, Sr. is the brother-in-law of Mr. Metcalfe and the father of Mr. Lanneau, Jr.

(4) Of the shares shown, Mr. Allen disclaims beneficial ownership of five shares owned by his wife.

(5) Of the shares shown, Dr. Bradford disclaims beneficial ownership of 581 shares owned by his wife.

(6)        Of the shares shown, 541 shares are held by a trust of which Mr.
Cole is trustee, but in which he has no pecuniary interest and 421 shares have been allocated to Mr. Cole pursuant to the ESOP.

(7) Of the shares shown, Mr. Dale disclaims beneficial ownership of 1,122 shares owned by his wife. Mr. Dale is the brother-in-law of Mr. Kaiser.

(8) Of the shares shown, Mr. Feltus disclaims beneficial ownership of 194 shares owned by his wife.

(9) Of the shares shown, Mr. Herold disclaims beneficial ownership of 945 shares owned by his wife.

(10) Of the shares shown, Mr. Kaiser disclaims beneficial ownership of 1,942 shares owned by his wife. Mr. Kaiser is the brother-in-law of Mr. Dale.

(11) Of the shares shown, 1,124 shares are held by Mr. Lanneau, Jr. as custodian for his minor children, 4,965 shares have been allocated to Mr. Lanneau, Jr., pursuant to the ESOP and 4,539 shares are held in trust for third parties by the Bank, of which Mr. Lanneau, Jr. is deemed to have beneficial ownership in his capacity as Trust Officer of the Bank. The shares shown also include seventeen shares owned by Mr. Lanneau, Jr.'s wife, of which he disclaims beneficial ownership. Mr. Lanneau, Jr. is the son of Mr. Lanneau, Sr. and the nephew of Mr. Metcalfe.

(12) Mr. Lanneau, Jr., in his capacity as Trust Officer and Mr. Metcalfe have shared beneficial ownership with respect to 1,069 shares held by a trust, of which the Bank and Mr. Metcalfe are co-trustees.

(13) Of the shares shown, Mr. Metcalfe disclaims beneficial ownership of 3,079 shares owned by his wife. The shares shown include 1,738 shares that are owned by Jordan Auto Company, Inc., of which Mr. Metcalfe is President. Mr. Metcalfe is the brother-in-law of Mr. Lanneau, Sr. and the uncle of Mr. Lanneau, Jr.

(14) The shares shown include 4,000 shares which have been allocated to Mr. Ogden pursuant to the ESOP but do not include the 49,584 shares held by the ESOP that have not been allocated to Mr. Ogden on an individual basis. However, Mr. Ogden, in his capacity as the Administrator of the ESOP, is deemed to have beneficial ownership of all of the shares of Common Stock owned by the ESOP. Accordingly, such shares have been included in calculating the beneficial ownership of all directors and executive officers as a group.

(15) Where shares of Common Stock are deemed to be beneficially owned by more than one director and/or executive officer, they are included only once in the total number of shares beneficially owned by all directors and executive officers as a group.

                       PROPOSAL NUMBER II

            APPROVAL OF AN AMENDMENT TO THE COMPANY'S
                    ARTICLES OF INCORPORATION
                 AND A FOUR-FOR-ONE STOCK SPLIT

Background

           On October 17, 1996, the Company listed the Common
Stock on the Nasdaq Small Cap Market. Since being listed on the Small Cap Market, the trading price of the Common Stock has increased significantly. Management of the Company believes that the current price of the Common Stock may make the Common
Stock unattractive or otherwise unaffordable in round lots (100 shares) for many investors. Moreover, despite its recent listing, the Common Stock remains thinly traded, with only 16,500 shares traded between the initial listing date and January 20, 1997. For these reasons, the Board of Directors concluded that a four-for-one stock split was an appropriate means to reduce the price of the Common Stock to a level that is more attractive to investors, and, perhaps, to achieve a broader market for the Common Stock.

           Currently, however, the Company has only 3,000,000 authorized shares of Common Stock, of which 441,072 shares are issued and outstanding. Without an increase in the number of authorized shares, the Company does not have a sufficient number of authorized shares of Common Stock to permit the proposed four-for-one split, after giving effect to the shares reserved for issuance under the Company's Long-Term Incentive Plan (the "Incentive Plan") and Shareholder Rights Agreement (the "Rights Agreement"), both of which were approved by the shareholders at the 1996 annual meeting. Accordingly, the Board of Directors concluded that an amendment to the Company's Articles of Incorporation should be proposed to increase the number of shares that the Company is authorized to issue from 3,000,000 to 12,000,000. The Board of Directors also concluded that the amendment should decrease the par value of the Common Stock from $10.00 per share to $2.50 per share so that as a result of and after giving effect to the four-for-one stock split, there would not be any change in the amount of the Company's Common Stock account, additional paid-in-capital or retained earnings.

Description of the Proposed Amendment and Stock Split

           On January 21, 1997, the Board of Directors unanimously adopted resolutions approving proposals to (i) amend Article
FOURTH of the Company's Articles of Incorporation to increase the number of shares, and decrease the par value, of Common
Stock which the Company is authorized to issue from 3,000,000, par value $10.00 per share, to 12,000,000, par value $2.50 per share, and (ii) upon the Effective Date (as hereinafter defined) of the proposed amendment, split the Common Stock of the Company by exchanging each issued share of Common Stock, par value
$10.00 per share, for four shares of Common Stock, par value
$2.50 per share. The Board determined that the amendment and the stock split were advisable and in the best interests of the Company and its shareholders and directed that they be recommended to, and considered by, the shareholders at the Annual Meeting. The full text of the proposed amendment to the Company's Articles of Incorporation is set forth in Appendix A to this Proxy Statement.

Purposes and Effects of the Proposed Amendment and Four-for-One Split

           The increase in the authorized Common Stock would permit the Company to effect the stock split and allow the Board to issue the remaining unissued and unreserved shares (approximately 8 million shares) at some future date, without further shareholder action, for additional stock splits or dividends, for acquisitions or for other proper corporate purposes. At present, the Company has no plans to issue any shares other than as required for the proposed stock split and as may be required in connection with the Incentive Plan and the Rights Agreement.

           If the proposed amendment and stock split are approved, the Company proposes to cause the amendment to become effective at the close of business on or about April 11, 1997 (the "Effective Date") by filing in the Office of the Secretary of State of the State of Mississippi, an amended and restated articles of incorporation to reflect the amendment. The stock split also will become effective as of the close of business on the Effective Date. Accordingly, each shareholder of record as of the close of business on the Effective Date will be the record owner of, and entitled to receive a certificate representing, four shares of Common Stock in exchange for each share of Common Stock then owned by such shareholder. After the Effective Date, instructions on how to exchange certificates representing shares of Common Stock, par value $10.00 per share, for certificates representing shares of Common Stock, par value $2.50 per share, will be mailed to shareholders. The Company will apply for the listing of the additional shares of Common Stock to be issued in connection with the stock split on the Nasdaq Small Cap Market.

           The Company has been advised by tax counsel that the proposed stock split will not result in any gain or loss or realization of taxable income to owners of Common Stock under existing United States federal income tax laws. The cost basis for tax purposes of each new share of Common Stock would be equal to one-quarter of the cost basis for tax purposes of the corresponding share immediately preceding the stock split. In addition, the holding period for the shares issued pursuant to the stock split would be deemed to be the same as the holding period for the original share of Common Stock. The laws of jurisdictions other than the United States may impose income taxes as a result of the stock split and shareholders are urged to consult their tax advisors.

           If shareholders dispose of their shares subsequent to the stock split, they may pay higher brokerage commissions on the same relative interest in the Company because that interest is represented by a greater number of shares. Shareholders may wish to consult their brokers to ascertain the brokerage commission that would be charged for disposing of the greater number of shares.

           In accordance with the Incentive Plan and the Rights Agreement, the Company will be required to make appropriate adjustments in the number of shares and price of Common Stock reserved for issuance pursuant to such documents. From the Effective Date, shares reserved for issuance pursuant to the Incentive Plan and the Rights Agreement will be increased fourfold and the exercise or purchase price per share, where appropriate, divided by four. If the proposed amendment is adopted, the amount of shareholders' equity will not be effected.  The number of shares issued and outstanding, reserved for issuance and held in
the treasury will increase fourfold.   The additional 9,000,000
authorized shares, if and when issued, will have the same rights and privileges as the shares of Common Stock presently issued and outstanding. The holders of Common Stock of the Company are not entitled to preemptive rights.

The Board of Directors recommends a vote "FOR" the Amendment to the Company's Articles of Incorporation and the Four-For-One Stock Split.


                     INDEPENDENT PUBLIC ACCOUNTANTS

           The Company's consolidated financial statements for the year ended December 31, 1996 were audited by the firm of May
& Company. May & Company will remain as the Company's independent public accountants until replaced by the Board.

           A representative of May & Company is expected to be present at the Annual Meeting, with the opportunity to make any statement he or she desires at that time, and will be available to respond to appropriate questions.

                             OTHER MATTERS

           Management of the Company is not aware of any other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect to such matters in accordance with their judgment.

                           EXECUTIVE OFFICERS

           The following table sets forth certain information with respect to the executive officers of the Company.


                        Officer
Name                     Since                Age              Position with the Company
----                    -------               ---              -------------------------

W. Page Ogden            1988                 49               President, Chief Executive
                                                               Officer, and Director of the
                                                               Company and the Bank.

Bazile R. Lanneau, Jr.   1986                 44               Vice President, Assistant Secretary,
                                                               Chief Financial and Accounting Officer,
                                                               Treasurer, and Director of the Company.
                                                               Executive Vice President, Chief Financial
                                                               and Accounting Officer, Treasurer,
                                                               Assistant Secretary, Trust Officer and
                                                               Director of the Bank.

James J. Cole            1993                 56               Director of the Company
                                                               and the Bank and Executive
                                                               Vice President of the Bank.



    The following is a brief summary of the business experience of each of the executive officers of the Company:

           W. Page Ogden has served as President and Chief Executive Officer of the Company and the Bank since May of 1989. He joined the Bank in February of 1988 and served as the Bank's Senior Vice President and Senior Lending Officer until he assumed his current positions. Mr. Ogden previously served as Vice President of Premier Bank, N.A. of Baton Rouge, Louisiana, where he most recently served in the area of loan administration. Mr. Ogden was employed by Premier Bank in various capacities, including trust, commercial lending, credit policy and administration for thirteen years prior to joining the Bank.

           Bazile R. Lanneau, Jr. serves as the Vice President of the Company and is an Executive Vice President and Trust Officer of the Bank. In addition, he is Chief Financial and Accounting
Officer of both the Company and the Bank and serves as Treasurer of the Company and Assistant Secretary of both the Company and the Bank. Mr. Lanneau, Jr. joined the Bank on January 1, 1976, and has served as an employee since that time, except for the period 1980-1982, when he attended University of Mississippi law school.

           James J. Cole joined the Company and the Bank in July of 1993. He serves as an Executive Vice President of the Bank, with particular responsibility for the Bank's mortgage lending operations. Prior to joining the Company, Mr. Cole served for nine years as President of Natchez First Federal Savings Bank, Natchez, Mississippi, which was acquired by the Company and merged into the Bank in July of 1993.


                     EXECUTIVE COMPENSATION

           The executive officers of the Company receive cash compensation from the Bank in connection with their positions as executive officers and directors of the Bank and the Company.
The Company generally does not separately compensate its executive officers.

           No executive officer ceased to serve as such at any time during the fiscal year ended December 31, 1996. The following table sets forth the compensation for services in all capacities to the Company for the fiscal years ending December 31, 1996, 1995 and 1994, of W. Page Ogden, the Company's Chief Executive
Officer, and Bazile R. Lanneau, Jr., the only other executive officer whose total annual salary and bonus equaled or exceeded $100,000 in 1996:

                                    SUMMARY COMPENSATION TABLE


                               Annual Compensation                               Long-Term Compensation
                               -------------------                               ----------------------


                                                   Other              Restricted    Securities
Name and Principal                                 Annual             Stock         Underlying      LTIP     All Other
Position                Year   Salary     Bonus    Compensation(1)    Award         Options/SARs    Payout   Compensation(2)
------------------      ----   ------     -----    ---------------    ----------    ------------    ------   ---------------

W. Page Ogden,
President & CEO         1996   $100,000   $25,000  $61,400            N/A           0               0        $19,330

                        1995   $100,000   $25,000   $5,400            N/A           0               0        $19,069

                        1994   $100,000   $25,000   $5,400            N/A           0               0        $12,215


Bazile R. Lanneau, Jr.,
Vice President          1996    $85,000   $20,000  $33,400            N/A           0               0        $13,143

                        1995    $85,000   $20,000   $5,400            N/A           0               0        $13,161

                        1994    $85,000   $20,000   $5,400            N/A           0               $6,000(3) $9,506

(1) For all three fiscal years shown, this amount also includes directors' fees of $5,400 per year. For fiscal year 1996, this amount includes payments to the named executive officers for the cancellation of options to purchase Common Stock, which were granted to such named executive officers by contract and were set to expire on December 31, 1996. The amount of the payments were determined by multiplying the number of options owned by the difference between the option exercise price of $26.00 per share and the market value of the Common Stock on the date the options were cancelled, $40.00 per share. Mr. Ogden owned stock options to purchase 4,000 shares of Common Stock and was paid $56,000.
Mr. Lanneau, Jr. owned stock options to purchase 2,000 shares of Common Stock and was paid $28,000. In addition, both Messrs. Ogden and Lanneau, Jr. received certain perquisites. The cost of providing such perquisites, however, did not exceed the lesser of $50,000 or 10% of the named executive officer's salary.

(2) This amount includes, for the years 1996, 1995 and 1994: (a) the amounts accrued in favor of the named executive in connection with a Salary Continuation Plan ($10,067, $9,929 and $3,015, respectively, in the case of Mr. Ogden and $5,361, $4,951 and $1,606, respectively, in the case of Mr.
Lanneau, Jr., see "Employment Agreements," below), and (b) the Company's estimated annual contribution to the Company's ESOP on behalf of the named executive ( $9,263, $9,773 and $9,200, respectively, in the case of Mr. Ogden and $7,782, $8,210 and $7,900, respectively, in the case of Mr. Lanneau, Jr.).

(3)  Reflects income attributable to the exercise of outstanding options.


Stock Options

     In 1996, the Company did not grant stock options to either Mr. Ogden or Mr. Lanneau, Jr. On August 31, 1996, the Company paid Messrs. Ogden and Lanneau, Jr. $56,000 and $28,000 respectively for the cancellation of options granted to each of them by contract in 1993. See Summary Compensation Table, Footnote 2. At December 31, 1996, neither of the named executive officers held options to purchase Common Stock. The Company has not granted stock appreciation rights.

Employment Agreements

           The Company has entered into employment agreements with W. Page Ogden (dated December 31, 1996; base salary $100,000), Bazile R. Lanneau, Jr. (dated December 31, 1996; base salary $85,000), and James J. Cole (dated January 1, 1996; base salary $77,612). The employment agreements have many comparable terms. The employment agreements in favor of Messrs. Ogden and Lanneau, Jr. are for three-year terms ending December 31, 1999. Each such agreement will automatically renew for three successive one-year terms, unless ninety days prior notice is given by the respective parties. The employment agreement executed in favor of Mr. Cole will terminate on December 31, 1997, but will automatically renew for one, one-year term, unless ninety days notice is given by the respective parties. In addition, however, Mr. Cole's employment agreement provides that if either the Bank or the Company is merged, consolidated with, or acquired, or a controlling interest is sold to another entity, and his salary is reduced, the Bank must pay to him during the next six months, the difference paid to him by the acquiring entity and the greater of $38,806 or six months of his then current salary. Each employment agreement can be terminated with or without cause. If terminated for stated cause (such as breach of fiduciary duty and similar types of misconduct), the employee will not receive any severance pay. If the employee is terminated without cause, the Bank is required to pay the employee a lump sum equal to the greater of $50,000 in the case of Mr. Ogden, $42,500 in the case of Mr. Lanneau, Jr., and $38,806 in the case of Mr. Cole, or six months of the employee's then current salary. Each employee has the use of an automobile for business use provided and maintained by the Company. The Company also pays country club, professional, and civic organization dues on behalf of these employees. Each employee is entitled to all of the benefits which are available to other employees of the Company and the Bank, such as health and disability insurance.

           Effective September 26, 1994, the Company entered into Salary Continuation Agreements (the "Retirement Plan") with Messrs. Ogden, Lanneau, Jr. and Cole. The Retirement Plan provides for the payment of normal and early retirement benefits and provides that if there is a "Change of Control"
(as defined in the Retirement Plan) of the Company and the employee's employment with the acquiring company is terminated within 36 months of the Change in Control, then the employee will be paid the greater of (a) a lump sum cash payment ($250,000 in the case of Mr. Ogden, $175,000 in the case of Mr. Lanneau, Jr., and $125,000 in the case of Mr. Cole), or (b) the total balance in their respective retirement accounts.

Benefits

           The ESOP is an employee stock ownership plan which is designed to invest primarily in Company stock. In general, all employees of the Company and the Bank are covered under this plan and employees fully vest in their benefits after seven years of participation in the plan. Company contributions are determined by the Board of Directors each year and are allocated among participants on the basis of their total annual compensation. Operating expense included contributions of $120,000 (1996), $120,000 (1995)
and $117,600 (1994) to the ESOP. Of this amount for 1996, an estimated $11,239 is attributable to Mr. Ogden and approximately $9,263 to Mr. Lanneau, Jr. The Bank, acting as ESOP trustee, is empowered to borrow money to purchase Company stock. In 1996, the ESOP purchased 1,041 shares of the Company's Common Stock at a cost to it of $42,406. The ESOP owned 53,584 shares (12.15% of outstanding shares) of the Company's Common Stock as of the Record Date. The average cost of the shares of the Common Stock held by the ESOP at year end 1996 was approximately $16.63 per share.

Certain Relationships and Related Transactions

           On January 22, 1996, the Bank and InterBank Systems, Inc., a Mississippi corporation ("ISI"), entered into a System Purchase Agreement (the "ISI Agreement") pursuant to which ISI agreed to develop specified computer software (the "Software") relating to the installation of various electronic banking capabilities at the Bank. The ISI Agreement provides for a Software purchase price of $87,500, plus up to $10,000 in reimbursable out-of-pocket expenses and annual Software maintenance fees of $9,000. ISI is owned 50% by Mr. Bazile R. Lanneau, Jr., President of ISI and the Executive Vice President of the Bank and Vice President of the Company, and 50% by Summit Research, Inc., a Texas corporation ("SRI"). ISI has entered into an Independent Contractor Agreement (the "SRI Agreement"), also dated January 22, 1996, with SRI pursuant to which SRI has agreed to provide the services required of ISI in the ISI Agreement for the purchase price of $77,500, plus reimbursement for out-of-pocket expenses. It is anticipated that SRI also will provide the Software maintenance services required of ISI in the ISI Agreement for the same fee to ISI as is charged to the Bank in the ISI Agreement. The SRI Agreement provides that all of SRI's work product relating to the Software will be owned by ISI. The ISI Agreement provides that all of ISI's work product relating to the Software will remain the property of ISI. Accordingly, after development of the Software is completed, the Software will be owned entirely by ISI (and indirectly by Mr. Lanneau and SRI). The ISI Agreement grants to the Bank the right to use the Software in connection with its electronic banking operations and, if it so desires, in a service bureau capacity as a provider of electronic banking services to third parties and, in recognition of the Bank having funded a portion of the development cost of the Software, grants to the Bank a perpetual five percent (5%) royalty interest (up to an aggregate maximum royalty payment of $500,000) in the total purchase price of all licenses of the Software that are granted by ISI to third parties. Mr. Lanneau has devoted and it is anticipated that he will continue to devote in the future substantial portions of his time (for which he is not compensated by the Bank) to the business of ISI and the development of the Software.

           The Company and the Bank utilize the services of Messrs. Lanneau, Sr. and Lanneau, Jr., to procure life, health and disability insurance. In 1995 and 1996, the total commissions paid to Messrs. Lanneau, Sr. and Lanneau, Jr., in the aggregate, attributable to insurance purchased by the Bank and the Company were approximately $23,090.

Indebtedness of Related Parties

           Certain directors and officers of the Company, businesses with which they are associated, and members of their immediate families are customers of the Bank and had transactions with the Bank in the ordinary course of its business during the Bank's fiscal years ended December 31, 1996 and 1995. As of December 31, 1996 the aggregate principal amount of indebtedness (including unfunded commitments) owed to the Bank by Company management and these related parties was $1,953,994. This indebtedness comprised approximately 2% of the total currently outstanding loans net of unearned interest made by the Bank as of December 31, 1996.
In the opinion of the Board of Directors and except as otherwise set forth below, such transactions were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features.

           The Bank has classified a loan to Oilwell Acquisition Company, Inc. ("OACO") as "Substandard". Bethany L. Overton, a director of the Company, is the president and a director of OACO. As of December 31, 1996, the outstanding balance of this loan was $254,861. The classification of substandard means that although OACO is still making payments on the outstanding balance of the loan, it is no longer doing so in accordance with the terms of the original loan agreement between it and the Bank.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

           Section 16(a) of the Exchange Act requires the Company's directors, executive officers, and any person beneficially owning more than ten percent of the Company's Common Stock to file reports of securities ownership and changes in that ownership with the Commission. Officers, directors and greater than ten percent shareholders also are required by rules promulgated by the Commission to furnish the Company with copies of all Section 16(a) forms they file.

           Based solely upon a review of the copies of such forms furnished to the Company during fiscal 1996, the absence of a Form 3 or Form 5 or written representations that no Forms 5 were required, the Company believes that during the fiscal year ended December 31, 1996, its officers, directors and greater than ten percent beneficial owners complied with all applicable Section 16(a) filing requirements.

            PROPOSALS OF SHAREHOLDERS FOR THE 1998 ANNUAL MEETING

           At the annual meeting each year, the Board of Directors submits to shareholders its nominees for election as directors. In addition, the Board of Directors may submit other matters to the shareholders for action at the annual meeting. Shareholders of the Company may also submit proposals for inclusion in the proxy material. Proposals of shareholders intended to be presented at the 1998 annual meeting of shareholders must be received by W.
Page Ogden, President, at 500 Main Street, Natchez, Mississippi 39120, no later than November 1, 1997 in order for such proposals to be considered for inclusion in the proxy statement and form of proxy relating to such meeting.

                            ARTICLES OF AMENDMENT
                                   TO THE
                          ARTICLES OF INCORPORATION
                                     OF
                      BRITTON & KOONTZ CAPITAL CORPORATION



Pursuant to the provisions of section 79-4-10.06 of the Mississippi Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles ofIncorporation:

FIRST:  The name of this corporation is Britton & Koontz Capital Corporation,

SECOND: The following amendment of the Articles of incorporation was adopted by the shareholders of the corporation on March 27, 1997 in the manner prescribed by the Mississippi Business Corporation Act:

The Articles of Incorporation are amended to substitute the new  ARTICLE FOURTH:

      FOURTH: The Corporation has authority to issue 12,000,000 shares of capital stock all of which shall be designated as common stock with a par value of $2.50 per share.

                     BRITTON & KOONTZ CAPITAL CORPORATION
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                   FOR THE ANNUAL MEETING OF SHAREHOLDERS ON
                               MARCH 27, 1997

        The undersigned hereby appoint(s) Charles C. Feltus, Jr., Bazile R. Lanneau, Sr. and John D'Antoni, Jr., jointly and individually, as Proxies, each with the power to appoint his substitute. The undersigned also hereby authorize(s) them to represent the undersigned, and to vote upon all matters that may properly come before the meeting, including the matters described in the Proxy Statement furnished herewith, subject to any directions indicated on the reverse side, with full power to vote, and to cumulate votes on, all shares of Common Stock of Britton & Koontz Capital Corporation held of record by the undersigned on February 19, 1997, at the annual meeting of shareholders to be held on March 27, 1997, or any adjournment(s) thereof (the "Annual Meeting").

        (1) TO ELECT FIVE CLASS I DIRECTORS.

        [ ]     FOR all nominees listed below (except as marked to
the contrary below)

        [ ]     WITHHOLD AUTHORITY to vote for all nominees
listed below

        (INSTRUCTION: To withhold authority to vote for any individual nominee check the box to vote "FOR" all nominees and strike a line through the nominee's name in the list below.)

James J. Cole; A.J. Ferguson; W. Page Ogden; Bethany L. Overton;
Robert R. Punches

        (2)     TO APPROVE AN AMENDMENT TO THE COMPANY'S ARTICLES
                OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES, AND DECREASE THE PAR VALUE, OF THE COMPANY'S COMMON STOCK AND TO EFFECT THE FOUR-FOR-ONE STOCK SPLIT.


        [ ]     FOR          [ ]     AGAINST          [ ]     ABSTAIN


        (3) IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

        The Board of Directors recommends that you vote "FOR" the nominees and the proposal listed above.

        This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no specific directions are given your shares will be voted FOR the nominees and the proposal. The individuals designated above will vote in their discretion on any other matter that may properly come before the Annual Meeting.


_________________________              Date:_______________
Signature of Shareholder

_________________________              Date:_______________
Signature if held jointly

Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy, as shown on the label to the left. When signing as executor, administrator, attorney, trustee or guardian please give full title as such. If a corporation, please sign full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person(s).